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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 22, 1999



                           NAPRO BIOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                 0-243201            84-1187753
(State or other jurisdiction of   (Commission        (I.R.S. Employer
Incorporation or Organization)    File Number)     Identification No.)





         6304 Spine Road, Unit A
            Boulder, Colorado                     80301
 (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (303) 530-3891








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Item 5.           Other Events.

         As previously reported, on January 28, March 20 and March 31, 1998, and on January 7, 1999, the Company entered into definitive agreements with the holder of its Series C Senior Convertible Preferred Stock (the "Preferred Stock") relating to modification of certain terms of the Preferred Stock.

         On June 22, 1999, the Company entered into an additional letter agreement with the holder of the Preferred Stock modifying further such terms. The June 22, 1999, letter agreement has been filed as an exhibit to this Report and is incorporated herein by this reference. This Report is qualified in its entirety by reference to such exhibit.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)   Exhibits.

Exhibit No.                Exhibit Description

4.1 Letter Agreement dated as of June 22, 1999, by and between the Registrant and Advantage Fund II, Ltd.

99.1                       Press Release


                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NAPRO BIOTHERAPEUTICS, INC.





                                         By:    /s/  Gordon H. Link, Jr.
                                               Gordon H. Link, Jr.
                                               Chief Financial Officer

Date:   June 22, 1999



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